SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – February 24, 2009

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-24341	54-18652710
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Bala Plaza, Suite 300 Bala Cynwyd, Pennsylvania	19004
(Address of Principal Executive Offices)	(Zip Code)

(610) 660-7817

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Whitehall SPA Amendment

As previously announced, on May 23, 2008 Central European Distribution Corporation (the “Company”) and Polmos Bialystok S.A., a subsidiary of the Company (“Bialystok”), entered into, and closed upon, a Share Sale and Purchase Agreement (the “Original SPA”) and certain other agreements with Barclays Wealth Trustees (Jersey) Limited (the “Trustee”), in its capacity as trustee of the First National Trust, and WHL Holdings Limited (“Whitehall”), pursuant to which Bialystok acquired from the Trustee 3,749 Class A Shares and 5,625 Class B Shares of Peulla Enterprises Limited, a private limited liability company organized under the laws of Cyprus and the parent of Whitehall (“Peulla”), representing 50% minus one vote of the voting power, and 75% of the economic interests, in Peulla, in exchange for (1) $200.00 million, paid in cash at the closing of the transaction, (2) 843,524 shares of common stock, par value $0.01 per share, of the Company (“Common Stock”) issued on October 21, 2008 (the “Share Consideration”), and (3) €16.05 million payable on the first anniversary of the closing (the “Additional Cash Consideration”). Mark Kaoufman, Whitehall’s founder and chief executive officer (“Kaoufman”), has continued to lead Whitehall and its subsidiaries (the “Whitehall Group”) since the closing of the transaction. The Original SPA included, among other things, an agreement that if the average daily closing price of the Common Stock during the 20-trading day period ending on the date that is six months after the closing date (the “Average Market Price”) was less than $51.32 (a per share valuation based on an averaging formula agreed upon among the parties) (the “Minimum Share Price”), the Company would be required to pay the Trustee an amount equal to the difference between the Minimum Share Price and the Average Market Price multiplied by the number of shares of Common Stock constituting the Share Consideration.

In connection with the transactions contemplated by the Original SPA, (1) Bialystok, the Trustee and Peulla entered into a Shareholders’ Agreement on May 23, 2008 (the “Shareholders’ Agreement”) to govern the future governance of Peulla and the rights and responsibilities of Bialystok and the other parties thereto as the joint owners of Peulla’s share capital and certain matters relating to the business, financing, conduct and management of Peulla and the Whitehall Group, and (2) the Company and the Trustee entered into a Registration Rights Agreement on October 21, 2008 (the “Registration Rights Agreement”), whereby the Company granted the Trustee certain registration rights with regard to the Share Consideration.

Amendment to the Original SPA

On February 24, 2009, the Company, Bialystok, the Trustee and Whitehall entered into, and closed upon, an Amendment to the Original SPA (the “Amendment”) that amends certain provisions of the Original SPA. The Amendment amends the Original SPA as follows:

•	The Average Market Price was determined to be $25.29 and, accordingly, the Company was obligated to pay $21,956,930 to the Trustee pursuant to the terms of the Original SPA as described above.

•

In satisfaction of that payment obligation, the Company has made and will make the following payments: (1) $5,876,351 in cash paid to the Trustee on February 24, 2009; (2) $2,000,000 in cash payable to the Trustee on March 16, 2009 (the “March Payment”); and (3) an aggregate of 2,100,000 shares of Common Stock issued to Kaoufman on February 24, 2009 (the “Guarantee Shares”).

•

In addition to the payments described above, if on any day or days during the period commencing on the Registration Date (as defined in Item 3.02 below) and ending on the date that is 210 days after the Registration Date (or, if such date is not a business day, then the next business day after such date) (any such day, a “Sales Day,” and such period, the “Sales Period”), the Trustee or Kaoufman (or any affiliate of Kaoufman to which the Trustee or Kaoufman has transferred Common Stock) sells any shares of Common Stock constituting the Share Consideration or the Guarantee Shares in one or more transactions for an average sales price per share, weighted by volume (the “Sale Price”), that is less than $12.03 per share (the “Guarantee Price”), the Company must pay the Trustee or Kaoufman, on a quarterly basis, the excess of the Guarantee Price over the volume weighted average sales price per share of Common Stock traded on the NASDAQ Global Select Market during regular trading hours on the Sales Day on which each such sale took place (the “Average Price”), multiplied by the number of shares of Common Stock sold, for each such sale (any such payment, a “Guarantee Payment”). If the Average Price exceeds the Guarantee Price on any particular Sales Day, the Company will not be required to make any payments with regard to any sales of shares of Common Stock on such Sales Day, notwithstanding the fact that the Average Price may have exceeded the Sale Price on such Sales Day. Likewise, if the Sale Price exceeds the Guarantee Price on any particular Sales Day, the Company will not be required to make any payments with regard to any sales of shares of Common Stock on such Sales Day, notwithstanding the fact that the Guarantee Price may have exceeded the Average Price on such Sales Day.

•	In consideration for the payments described above, Bialystok received an additional 375 Peulla Class B Shares from the Trustee.

•

In the event the Registration Date does not occur before April 9, 2009, the Company will be required to pay to the Trustee, on a quarterly basis, interest at the annual rate of 10% (calculated on the basis of a 365-day year and accrued daily) from and after April 9, 2009 until the Registration Date on an amount equal to $28,142,058 minus the March Payment (but only once the March Payment has been made) as of the date such amount is calculated (the “Guarantee Balance”); provided, that for any calendar month (or part thereof) beginning on or after April 9, 2009 and ending on the Registration Date during which the Average Price is less than $16.24, the Guarantee Balance will be capped at $12,180,375 (the “Cap”). In the event that the Guarantee Balance is capped during any calendar month, the Guarantee Balance will be increased in the succeeding month by the amount of the Guarantee Balance on the last day of the month in which the Guarantee Balance was capped, up to an amount equal to the Guarantee Balance calculated without regard to the Cap. The Company will not be obligated to make any such payments in the event the sole reason the Registration Date has not occurred before April 9, 2009 is Peulla’s refusal to deliver the Required Information (as defined in Item 3.02, below).

•

Until the earlier of (1) the end of the Sales Period and (2) the last trading day in the first 15 consecutive trading day period during which the Average Price exceeds $16.24 on each of those 15 consecutive trading days (such day, the “Release Date”), the Trustee, Kaoufman and any affiliate of Kaoufman to which Kaoufman or the Trustee has transferred Common Stock may not, without the Company’s consent, sell more than an aggregate of 750,000 shares of Common Stock in any calendar month at a price that is lower than $16.24. In the event that this undertaking is breached, the Company will be relieved from its obligation to make any Guarantee Payments that arise during any Sales Day occurring during or after the calendar month in which the breach occurs. In addition, upon the occurrence of the Release Date, the Company will be released from its obligations to make any Guarantee Payments that arise after the Release Date.

•

Until the earlier of (1) the end of the Sales Period and (2) the Release Date, the Trustee, Kaoufman and any affiliate of Kaoufman to which Kaoufman or the Trustee has transferred Common Stock may not effect any short sale of Common Stock, establish any “put equivalent position” with respect to any Common Stock, grant any other right with respect to Common Stock or any security that relates to or derives any significant part of it value from Common Stock, or otherwise seek to hedge its position in Common Stock. In the event that this undertaking is breached, the Company will be relieved from its obligation to make any Guarantee Payments that arise during any Sales Day occurring during or after the calendar month in which the breach occurs.

•

The Additional Cash Consideration will be adjusted and paid to the Trustee as follows: (1) on June 15, 2009, the Company will pay to the Trustee the amount of €8,050,411 and (2) on September 15, 2009, the Company will pay to the Trustee the amount of €8,303,630.

•

In addition to the payments discussed above, the Company will make an additional payment to the Trustee or its designee no later than the third business day after the end of the Sales Period as follows: (1) if the average daily closing price of the Common Stock, weighted by daily volume and rounded down to the nearest whole cent, during the Sales Period (the “Sales Period Average Price”) is equal to or exceeds $12.63, the Company will make no additional payment to the Trustee or its designee; (2) if the Sales Period Average Price is equal to or less than the Guarantee Price, the Company will make an additional payment of €1,500,000 to the Trustee or its designee; and (3) if the Sales Period Average Price is greater than 100% but less than 105% of the Guarantee Price, the Company will make an additional payment to the Trustee or its designee equal to the product of (x) €1,500,000, multiplied by (y) a fraction, the numerator of which will be the absolute value of the difference between the Sales Period Average Price and $12.63, and the denominator of which will be $0.60. If the Company makes any payment to the Trustee or its designee pursuant to this undertaking, the Trustee will, in consideration for such payment, transfer to Bialystok an additional number of Peulla Class B Shares (rounded down to the nearest whole share) equal to the product of (A) 75, multiplied by (B) a fraction, the numerator of which will be the amount of the payment made by the Company to the Trustee or its designee, and the denominator of which will be €1,500,000.

•	The Amendment provided for the amendment of certain terms in the Shareholders’ Agreement, which is discussed below.

•	The Amendment amended certain terms in the Registration Rights Agreement, which is discussed in Item 3.02 and is incorporated herein by reference.

The foregoing summary of the Amendment and the transactions contemplated thereby is not complete and is qualified in its entirety by reference to the full text of the Amendment. The Amendment is attached hereto as Exhibit 2.1 and is incorporated herein by reference. In the event of any conflict between the foregoing summary and the full text of the Amendment, the text of the Amendment shall control.

Amendment to Whitehall Shareholders’ Agreement

The Shareholders’ Agreement grants Bialystok the right to require the Trustee to sell to Bialystok all (but not less than all) of the shares of Peulla capital stock held by the Trustee (the “Call Right”). The Shareholders’ Agreement also grants the Trustee the right to require Bialystok to purchase all (but not less than all) of the shares of Peulla capital stock held by the Trustee (the “Put Right”). The Put Right and the Call Right may be exercised at any time, subject, in certain circumstances, to the consent of Moët Hennessy International if the option is to be exercised while the joint venture agreement between Moët Hennessy International and Whitehall remains in effect. In addition, for so long as the joint venture agreement between Moet Hennessy International and Whitehall remains in effect, the Call Right may not be exercised unless Mr. Kaoufman consents. The exercise price of the Put Right and the Call Right is calculated as set forth in the Shareholders’ Agreement as a function of the Company’s financial performance during two separate periods: (1) the period from January 1, 2008 through the end of the year in which the Put Right or Call Right is exercised, and (2) the two full financial years immediately preceding the end of the year in which the Put Right or the Call Right is exercised.

As contemplated by the Amendment, the Trustee, Bialystok, the Company and Peulla entered into an amendment to the Shareholder’s Agreement, dated February 24, 2009 (the “Shareholders’ Agreement Amendment”), pursuant to which the exercise price of the Put Right and the Call Right was increased by the time-adjusted value of all dividends paid by Peulla on the additional Class B Shares transferred by the Trustee to Bialystok pursuant to the Amendment.

The foregoing summary of the Shareholders’ Agreement Amendment and the transactions contemplated thereby is not complete and is qualified in its entirety by reference to the full text of the Shareholders’ Agreement Amendment. The Shareholders’ Agreement Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference. In the event of any conflict between the foregoing summary and the full text of the Shareholders’ Agreement Amendment, the text of the Shareholders’ Agreement Amendment shall control.

Short-term Debt Refinancing

On December 21, 2007, Carey Agri International – Poland Sp. z o.o. (“Carey Agri”), a wholly-owned subsidiary of the Company, entered into a Facility Agreement (the “Original Credit Facility”) with Fortis Bank Polska, S.A. (“Fortis BP”), Fortis Bank S.A./NV, Austrian Branch (“Fortis Austria”) and Bank Polska Kasa Opieki S.A. (“Bank Polska”) for a term loan of up to PLN 300,000,000 that matures on March 31, 2009. On February 24, 2009, Fortis BP, Fortis Austria, Bank Polska, the Company, Carey Agri and certain of the Company’s other subsidiaries entered into two amendments to the Original Credit Facility (the “Amendments”) to refinance the indebtedness covered by the Original Credit Facility.

Pursuant to the Amendments, the PLN 240,000,000 remaining outstanding under the Original Credit Facility (the “Loan”) would be refinanced on substantially the same terms and conditions as the Original Credit Facility. Subject to certain customary closing conditions, Fortis BP and Fortis Austria will transfer their rights under the Original Credit Facility to Bank Polska. The Loan will continue to be secured by pledges of all of the capital stock of Bols Hungary and a portion of the capital stock of Polmos Bialystok, both of which are subsidiaries of the Company, and will be guaranteed by the Company and certain of its subsidiaries.

The Loan will bear interest at a rate equal to the Warsaw Interbank Offered Rate plus an initial margin of 1.2%, which will increase to 2% upon the transfer of Fortis BP’s and Fortis Austria’s interests to Bank Polska. Thereafter, the margin will fluctuate between 1.5% and 2.5% based on the Company’s ratio of total debt less cash to EBITDA. The maturity date will be extended from March 31, 2009 to February 24, 2011 and the Loan will be repaid in two parts: a PLN 60,000,000 payment on August 24, 2010 and a PLN 180,000,000 payment on February 24, 2011. The Loan may be prepaid in whole or in part (but in any event in no amount less than PLN 10,000,000). The Loan may be required to be prepaid in full in the event of a change of control of Carey Agri or its subsidiaries, and shall be prepaid pro rata in the event Carey Agri prepays any other indebtedness.

The Amendments include certain financial and non-financial covenants, which include, but are not limited to, a minimum ratio of EBITDA to fixed charges, a maximum ratio of total debt less cash to EBITDA, limitations on the incurrence of certain indebtedness, limitations on certain investments and limitations on certain mergers, consolidations and sales of assets, in each case subject to certain exceptions.

Events of default under the Amendments include, but are not limited to, (i) failure to make payments under existing indebtedness when due, (ii) a default under existing indebtedness, (iii) failure to perform obligations under the Amendments, and (iv) the existence of an insolvency or any insolvency proceeding. On and at any time after the occurrence of an event of default, Bank Polska may terminate the Amendments, demand additional security, demand the creation and implementation of a recovery plan, and/or exercise any of its other rights under the Amendments or under Polish law. In the event the Amendments are terminated, Bank Polska may require repayment of all or any part of the Loan and/or exercise any of its other rights under the Amendments or under Polish law.

The foregoing summary of the Amendments and the transactions contemplated thereby is not complete and is qualified in its entirety by reference to the full text of the Amendments. The Amendments are attached hereto as Exhibits 10.2 and 10.3 and are incorporated herein by reference. In the event of any conflict between the foregoing summary and the full text of the Amendments, the text of the Amendments shall control.

Item 2.01.	Completion of Acquisition or Disposition of Assets

To the extent required by Item 2.01 of Form 8–K, the information contained in Item 1.01 of this Current Report is hereby incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required by Item 2.03 of Form 8–K, the information contained in Item 1.01 of this Current Report is hereby incorporated by reference herein.

Item 3.02	Unregistered Sale of Equity Securities

In connection with, and as consideration for, the transactions contemplated by the Amendment, the Company agreed to issue the Guarantee Shares to Kaoufman. The Guarantee Shares were negotiated between the Company and the Trustee in connection with the negotiation of the Amendment. The offering of the Guarantee Shares was made only to persons who are “accredited investors” as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The Guarantee Shares have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States in the absence of an effective registration statement or an exemption from the registration requirements of the Securities Act. The Company relied on the exemption from the registration requirements of the Securities Act set forth under Section 4(2) of the Securities Act and Regulation D thereunder.

In connection with the offering of the Guarantee Shares, the Amendment sets forth that the Guarantee Shares will be covered by the Registration Rights Agreement, and the Trustee is exercising its right under the Registration Right Agreement to require the Company to prepare and file with the

Securities and Exchange Commission (the “SEC”) a registration statement under the Securities Act with respect to the Share Consideration and the Guarantee Shares (the “Registration Statement”) as promptly as reasonably practicable after the date on which Peulla or its subsidiaries provide to the Company any financial information with respect to Peulla or its subsidiaries or businesses that is required by applicable law or regulation to be included in the Registration Statement (such information, the “Required Information”). The Company is required to use its reasonable best efforts to have such registration statement declared effective by the SEC no later than 30 days after the date on which Peulla provides the Company with the Required Information (the date on which the SEC declares the registration statement effective, the “Registration Date”).

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
2.1	Amendment No. 5 to Share Sale and Purchase Agreement, dated February 24, 2009, by and among Barclays Wealth Trustees (Jersey) Limited (in its capacity as trustee of The First National Trust), WHL Holdings Limited, Polmos Bialystok S.A. and Central European Distribution Corporation.

10.1	Amendment No. 1 to Shareholders’ Agreement, dated February 24, 2009, by and among Barclays Wealth Trustees (Jersey) Limited (as trustee of The First National Trust), Polmos Bialystok S.A., Central European Distribution Corporation and Peulla Enterprises Limited.

10.2	Amendment and Restatement Agreement Relating to a Facility Agreement dated December 21, 2007, dated February 24, 2009, by and among Carey Agri International-Poland Sp. z o.o., Central European Distribution Corporation, Astor Sp. z o.o., Bols Hungary KFT, Bols Sp. z o.o., Botapol Holding B.V., Dako-Galant Przedsiebiorstwo Handlowo Produkcyjne Sp. z o.o., Damianex S.A. Delikates Sp. z o.o., Fine Wine & Spirit (FWS) Sp. z o.o., Imperial Sp. z o.o. Miro Sp. z o.o., MTC Sp. z o.o., Multi-Ex Sp. z o.o., Onufry S.A., Panta Hurt Sp. z o.o., Polnis Dystrybucja Sp. z o.o., Polskie Hurtownie Alkoholi Sp. z o.o., Przedsiebiorstwo Dystrybucji Alkoholi Agis S.A., Przedsiebiorstwo Handlu Spozywczego Sp. z o.o., PWW Sp. z o.o., Saol Dystrybucja Sp. z o.o., Fortis Bank Polska S.A., Fortis Bank S.A./NV, Austrian Branch and Bank Polska Kasa Opieki S.A.

10.3	Amendment Agreement Relating to a Facility Agreement dated December 21, 2007 as Amended and Restated on February 24, 2009, dated February 24, 2009, by and among Carey Agri International-Poland Sp. z o.o., Central European Distribution Corporation, Astor Sp. z o.o., Bols Hungary KFT, Bols Sp. z o.o., Botapol Holding B.V., Dako-Galant Przedsiebiorstwo Handlowo Produkcyjne Sp. z o.o., Damianex S.A. Delikates Sp. z o.o., Fine Wine & Spirit (FWS) Sp. z o.o., Imperial Sp. z o.o. Miro Sp. z o.o., MTC Sp. z o.o., Multi-Ex Sp. z o.o., Onufry S.A., Panta Hurt Sp. z o.o., Polnis Dystrybucja Sp. z o.o., Polskie Hurtownie Alkoholi Sp. z o.o., Przedsiebiorstwo Dystrybucji Alkoholi Agis S.A., Przedsiebiorstwo Handlu Spozywczego Sp. z o.o., PWW Sp. z o.o., Saol Dystrybucja Sp. z o.o. and Bank Polska Kasa Opieki S.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Central European Distribution Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

	By:	/s/ Chris Biedermann
Chris Biedermann
Vice President and
Chief Financial Officer

Date: March 2, 2009

EXHIBIT INDEX

Exhibit No.	Description
2.1	Amendment No. 5 to Share Sale and Purchase Agreement, dated February 24, 2009, by and among Barclays Wealth Trustees (Jersey) Limited (in its capacity as trustee of The First National Trust), WHL Holdings Limited, Polmos Bialystok S.A. and Central European Distribution Corporation.

10.1	Amendment No. 1 to Shareholders’ Agreement, dated February 24, 2009, by and among Barclays Wealth Trustees (Jersey) Limited (as trustee of The First National Trust), Polmos Bialystok S.A., Central European Distribution Corporation and Peulla Enterprises Limited.

10.2	Amendment and Restatement Agreement Relating to a Facility Agreement dated December 21, 2007, dated February 24, 2009, by and among Carey Agri International-Poland Sp. z o.o., Central European Distribution Corporation, Astor Sp. z o.o., Bols Hungary KFT, Bols Sp. z o.o., Botapol Holding B.V., Dako-Galant Przedsiebiorstwo Handlowo Produkcyjne Sp. z o.o., Damianex S.A. Delikates Sp. z o.o., Fine Wine & Spirit (FWS) Sp. z o.o., Imperial Sp. z o.o. Miro Sp. z o.o., MTC Sp. z o.o., Multi-Ex Sp. z o.o., Onufry S.A., Panta Hurt Sp. z o.o., Polnis Dystrybucja Sp. z o.o., Polskie Hurtownie Alkoholi Sp. z o.o., Przedsiebiorstwo Dystrybucji Alkoholi Agis S.A., Przedsiebiorstwo Handlu Spozywczego Sp. z o.o., PWW Sp. z o.o., Saol Dystrybucja Sp. z o.o., Fortis Bank Polska S.A., Fortis Bank S.A./NV, Austrian Branch and Bank Polska Kasa Opieki S.A.

10.3	Amendment Agreement Relating to a Facility Agreement dated December 21, 2007 as Amended and Restated on February 24, 2009, dated February 24, 2009, by and among Carey Agri International-Poland Sp. z o.o., Central European Distribution Corporation, Astor Sp. z o.o., Bols Hungary KFT, Bols Sp. z o.o., Botapol Holding B.V., Dako-Galant Przedsiebiorstwo Handlowo Produkcyjne Sp. z o.o., Damianex S.A. Delikates Sp. z o.o., Fine Wine & Spirit (FWS) Sp. z o.o., Imperial Sp. z o.o. Miro Sp. z o.o., MTC Sp. z o.o., Multi-Ex Sp. z o.o., Onufry S.A., Panta Hurt Sp. z o.o., Polnis Dystrybucja Sp. z o.o., Polskie Hurtownie Alkoholi Sp. z o.o., Przedsiebiorstwo Dystrybucji Alkoholi Agis S.A., Przedsiebiorstwo Handlu Spozywczego Sp. z o.o., PWW Sp. z o.o., Saol Dystrybucja Sp. z o.o. and Bank Polska Kasa Opieki S.A.